Working Capital Facilities	9 Months Ended
Jun. 30, 2025
Working Capital Facilities
Working Capital Facilities
9.	Working Capital Facilities

a.	Revolving Credit Facility

As at June 30, 2025, the balance under the facility is $18.83 million (Cdn $25.65 million). The maximum credit available under the facility is $20 million.
Cortland The interest on the revolving credit facility is the greater of a) 7.05% per annum above the Prime Rate or b) 12% per annum. Interest is payable monthly.

Bank of Montreal
The interest rate is 7.45%, interest is payable monthly.

	June 30, 2025	September 30, 2024
Opening balance	16,283	11,821
Exchange difference	172	20
Payments made during the period	(53,221)	(47,805)
Loan fees	(525)	-
Cash drawn during the period	56,125	52,247
Closing balance	18,834	16,283

On September 29, 2023, the Company renewed its revolving facility and extended the term of the facility by three months to December 29, 2023. In exchange for this renewal, the Company issued 10,443 shares at Cdn $3.83 (as determined by five-day volume weighted average) as compensation for Cdn $40 amendment fee. This was included within finance costs in the statement of earnings. All other terms and conditions are unchanged.

On February 12, 2024, the Company revised its revolving facility, expanding its maximum principal amount to $22 million and extending its term to July 29, 2025. As part of this adjustment, a commitment fee of $303 Canadian was paid in cash on the closing date and amortised over the term of the facility.

On March 07, 2025, the Company entered into a three year credit agreement with Bank of Montreal as lender to provide working capital facilities with outstanding amount not exceeding $20 million and a $5 million accordion. As a part of this agreement, the balance outstanding with Cortland working capital facility has been paid off in full.  The company paid an early termination fee to Cortland for the amount of $375. Legal and professional fees in relation to the new facility have been capitalised and will be amortised over the period of the facility. The  working capital facility  provides  the  Bank with  security  over  the assets  of  the Company.

During the month of March 2025, the Company took a loan approval from Export–Import Bank of the United States for the amount of $51 million for the Jamestown facility with a term of 6.5 years. As of June 30, 2025, the Company has not drawn down on this loan.

b.	Promissory Note

	June 30, 2025	September 30, 2024
Promissory Note opening balance	519	1,026
Finance cost	14	37
Repayment of Promissory Note (ii)	(533)	-
Repayment of Promissory Note(i)	-	(507)
Finance cost paid with options	-	(37)
	-	$519

i.

On February 16, 2024, the Executive Chairman and Chief Executive Officer both exercised options of Electrovaya Inc. A sum of $507 from the promissory note was utilized to cover portion of the options' purchase price. The remaining balance of the promissory note, amounting to $519, was then substituted with a new promissory note on February 28, 2024, carrying a 14% interest rate and paid off in the month of December 2024.

ii.

On March 31, 2023, the Company purchased 100% of the membership interest in Sustainable Energy Jamestown LLC (‘SEJ”), a New York incorporated company controlled by the majority shareholders of the Company. In return, the Company issued a promissory note for $1,050 to the members of SEJ, with a term of 365 days bearing interest at 7.5% annually payable at maturity. Interest recorded for the three and nine month periods ended June 30, 2025 is $nil and $17 (Three and nine month periods ended June 30, 2024: $18 and $55).